                                                                   Exhibit 10.50

                                           *** Text Omitted and Filed Separately
                                                Confidential Treatment Requested
                                          under 17 C.F.R. Sections 200.80(b)(4),
                                                            200.83 and 240.24b-2


                                    AGREEMENT

         THIS AGREEMENT (the "Agreement") is made and entered into as of this 18th day of January 2002 by America West Airlines, Inc., a Delaware corporation ("AWA"), and America West Holdings Corporation, a Delaware corporation ("Holdings"), with the Air Transportation Stabilization Board (the "ATSB").

                                    RECITALS

         WHEREAS, pursuant to the Air Transportation Safety and System Stabilization Act, P.L. 107-42 (the "Act") the ATSB is entering into a Guarantee Agreement with Citibank, N.A., as Lender and Agent, of even date herewith for the benefit of AWA (the "Guarantee"); and

         WHEREAS, Section 104(a) of the Act requires the execution and delivery of this Agreement as a condition to the issuance of the Guarantee.

         NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the AWA and Holdings agree hereto as follows:

1.       DEFINITIONS.

         1.1 "CASH COMPENSATION" shall mean any compensation, other than Equity Compensation (as hereinafter defined), paid, including amounts deferred, by AWA and/or Holdings including:

                  (i) base salary;

                  (ii) cash bonus;

                  (iii) employer contributions under any qualified retirement plan;

                  (iv) perquisites, including automobile allowances, positive space travel benefits and any associated tax gross-ups, valued in a manner consistent with the valuation of such perquisites for purposes of reporting such perquisites in Holdings' proxy statement for its annual meetings of stockholders;

                  (v) any other compensation required to be disclosed in Holdings' proxy statement for its annual meeting of stockholders; and

                  (vi) other financial benefits, reasonably valued by the good faith determination of the Compensation Committee of the Board of Directors of AWA or Holdings, as the case may be, excluding Excluded Compensation (as hereinafter defined).

         1.2 "COVERED EMPLOYEE" shall mean each of the employees listed on Exhibit A hereto who constitute all of AWA's and Holdings' employees that received Total Compensation, valued as set forth on Exhibit A hereto, that equaled or exceeded three hundred thousand dollars ($300,000) for calendar year 2000, excluding any employee whose compensation is determined


                                       1.

pursuant to a collective bargaining agreement that was entered into prior to September 11, 2001.

         1.3 "EQUITY COMPENSATION" shall mean any compensation paid by AWA and/or Holdings in any of the following forms:

                  (i) stock option grants, valued as of the date of grant by using the Black-Scholes method of valuation using assumptions consistent with those used or to be used in connection with the preparation of Holdings' audited financial statements for the relevant time period; and

                  (ii) restricted stock awards, valued by multiplying the number of shares granted by the fair market value of such shares on the date of grant; and

                  (iii) any other equity or equity-based compensation required to be disclosed in Holdings' proxy statement for its annual meeting of stockholders.

         1.4 "EXCLUDED COMPENSATION" shall mean any health, life, disability and other welfare benefits whether or not insured.

         1.5 "MAXIMUM COMPENSATION" with respect to a Covered Employee shall mean Total Compensation paid to, or for the benefit of, or granted to, or for the benefit of, such Covered Employee for calendar year 2000, as set forth on Exhibit A hereto; provided that if a Covered Employee was not employed for the full calendar year 2000, such Covered Employee's Maximum Compensation will be adjusted by (i) annualizing the amount of base salary paid to such Covered Employee for calendar year 2000 and (ii) if such Covered Employee did not receive a cash bonus or received a prorated cash bonus during calendar year 2000, as a result of not having been employed by AWA and/or Holdings for a period in calendar year 2000 sufficient to be eligible for a full year bonus, including in his Maximum Compensation such Covered Employee's assumed target bonus as set forth on Exhibit A hereto.

         1.6 "TOTAL COMPENSATION" shall mean the sum of Cash Compensation and Equity Compensation.

2.       RESTRICTIONS ON COMPENSATION.

         AWA and Holdings hereby covenant that during the two (2) year period beginning September 11, 2001 and ending September 11, 2003, no Covered Employee will receive from AWA and/or Holdings (i) Total Compensation which exceeds, during any twelve (12) consecutive months of such two (2) year period, the Maximum Compensation for such Covered Employee, or (ii) severance pay or other benefits upon termination of employment with AWA and/or Holdings the value of which exceeds twice the Maximum Compensation for such Covered Employee.

3.       REPRESENTATIONS.

         Each of AWA and Holdings jointly and severally represent and warrant to the ATSB that:


                                       2.

         (i) the employees listed on Exhibit A hereto constitute all of AWA's and Holdings' Covered Employees, that Exhibit A hereto is true and complete, and that with respect to Covered Employees whose Maximum Compensation includes an assumed target bonus pursuant to Section 1.5(ii) of the Agreement, such assumed target bonus was determined in a manner consistent with the Compensation Committee's of the Board of Directors of AWA or Holdings, as the case may be, usual compensation practices;

         (ii) each of AWA and Holdings is duly organized, validly existing and in good standing under the laws of Delaware;

         (iii) the execution, delivery and performance by AWA and Holdings of this Agreement; (a) is within AWA's and Holdings' respective powers, and has been duly authorized by all necessary corporate action; (b) does not contravene the constituent documents of AWA or Holdings, or any law, rule, regulation or administrative or court order binding on or affecting AWA or Holdings or their respective property; and (c) does not conflict with, or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of AWA or Holdings pursuant to any contract, employment agreement, indenture, mortgage, loan agreement, note or other instrument to which AWA or Holdings is a party or by which AWA or Holdings may be bound or to which AWA's or Holdings' assets may be subject;

         (iv) this Agreement constitutes a valid and binding obligation of AWA and Holdings, enforceable against each of them in accordance with its terms, except as the enforceability thereof may be subject to or limited by bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws relating to or affecting the rights of creditors generally and general principles (whether applied in an action at law or a suit in equity); and

         (v) no authorization, approval, consent or order of any court or governmental authority or agency or any other person or entity is required in connection with the execution and delivery by AWA or Holdings of this Agreement or their performance hereunder.

4.       MISCELLANEOUS.

         4.1 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the Federal Law of the United States of America if and to the extent such Federal Law is applicable, and otherwise in accordance with the law of the State of New York.

         4.2 AMENDMENT AND WAIVER. This Agreement may not be amended, discharged or terminated without the written consent of the parties hereto, and no provision hereof may be waived without the written consent of the ATSB.

         4.3 SUCCESSORS. This Agreement and the rights and obligations of the parties hereunder shall inure to the benefit of, and be binding upon, their respective successors, assigns and legal representatives.

         4.4 NOTICES. Each of AWA and Holdings shall have the obligation to notify the ATSB promptly, but in no event later than ten (10) days, following the occurrence of any event which constitutes a breach of this Agreement. All notices required or permitted hereunder shall


                                       3.

be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the party to be notified at the address as set forth on the signature page hereof or at such other address as such party may designate by ten (10) days advance written notice to the other parties hereto.

         4.5 SEVERABILITY. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

         4.6 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.







                           [Intentionally Left Blank]


                                       4.

         The foregoing AGREEMENT is hereby executed as of the date first above written.

AMERICA WEST HOLDINGS CORPORATION

By: /s/ Douglas Parker
   --------------------------------------------------

Name: W. Douglas Parker
     ------------------------------------------------

Title: President and Chief Executive Officer
      -----------------------------------------------

Address:     111 West Rio Salado Parkway
             Tempe, AZ  85281

AMERICA WEST AIRLINES, INC.

By: /s/ Douglas Parker
   --------------------------------------------------

Name: W. Douglas Parker
     ------------------------------------------------

Title: President and Chief Executive Officer
      -----------------------------------------------

Address:     4000 East Sky Harbor Boulevard
             Phoenix, AZ  85034

ACCEPTED AND AGREED:

AIR TRANSPORTATION STABILIZATION BOARD

By: /s/ Joseph P. Adams, Jr.
   --------------------------------------------------

Name: Joseph P. Adams, Jr.
     ------------------------------------------------

Title: Executive Director
      -----------------------------------------------

Address:     1120 Vermont Avenue, Suite 970
             Washington, D.C.  20005

With a copy to:

Address:     United States Department of the Treasury
             1500 Pennsylvania Avenue, N.W.
             Washington, D.C.  20220
             Attn:  Deputy Assistant Secretary (Government Financial Policy)



                                       5.

EXHIBIT A

                   2000 EXECUTIVE COMPENSATION ABOVE $300,000
                             (NEW HIRES ANNUALIZED)


                                                                             CASH COMPENSATION          ---------------------------
                                                                       ------------------------------    TOTAL   OPTIONS     GRANT
HIRE DATE  NAME                  TITLE                                 EARNINGS    BONUS   TOTAL CASH   GRANTED  GRANTED     DATE
---------  ----                  -----                                 --------    -----   ----------   -------  -------  ---------
12-Jun-95  PARKER, W.DOUGLAS     EXECUTIVE VP CORPORATE GROUP          $398,658  $233,295   $631,953    195,000  115,000  26-Jul-00
[...***...]
[...***...]
[...***...]
[...***...]
 6-Feb-95  JOHNSON, STEPHEN L.   SR VP CHIEF ADMINISTRATIVE OFFICER    $286,429  $145,222   $431,651     25,000        0
[...***...]
[...***...]
[...***...]
[...***...]
15-Sep-99  MCCLELLAND,JEFFREY    SR VP OPERATIONS                      $287,933   $41,517   $329,450     22,000        0
[...***...]
[...***...]
[...***...]
[...***...]
[...***...]
[...***...]
[...***...]
[...***...]
[...***...]

                                                              LONG TERM INCENTIVES
                                 --------------------------------------------------------------------------------
                                     BS       OPTIONS    GRANT       BS        TOTAL      RESTRICTED     TOTAL      VALUE OF
HIRE DATE  NAME                    VALUE      GRANTED    DATE       VALUE     BS VALUE      GRANTS     LONG TERM   PERQUISITES
---------  ----                  ----------   -------  ---------   --------   ----------  ----------   ----------  -----------
12-Jun-95  PARKER, W.DOUGLAS     $1,262,940   80,000   14-Dec-00   $581,758   $1,844,699   $331,250    $2,175,949     $13,566
[...***...]
[...***...]
[...***...]
[...***...]
 6-Feb-95  JOHNSON, STEPHEN L.           $0   25,000   14-Dec-00   $181,799     $181,799         $0      $181,799     $15,722
[...***...]
[...***...]
[...***...]
[...***...]
15-Sep-99  MCCLELLAND,JEFFREY            $0   22,000   14-Dec-00   $159,984     $159,984         $0      $159,984     $15,862
[...***...]
[...***...]
[...***...]
[...***...]
[...***...]
[...***...]
[...***...]
[...***...]
[...***...]


                                    TOTAL
HIRE DATE  NAME                  COMPENSATION
---------  ----                  ------------
12-Jun-95  PARKER, W.DOUGLAS      $2,821,468
[...***...]
[...***...]
[...***...]
[...***...]
 6-Feb-95  JOHNSON, STEPHEN L.      $629,172
[...***...]
[...***...]
[...***...]
[...***...]
15-Sep-99  MCCLELLAND,JEFFREY       $505,296
[...***...]
[...***...]
[...***...]
[...***...]
[...***...]
[...***...]
[...***...]
[...***...]
[...***...]


                                            *** Confidential Treatment Requested